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                                                      ITEM 14(a)3, EXHIBIT 10(f)


                              SEVENTH AMENDMENT TO
                          TESORO PETROLEUM CORPORATION
                        AMENDED EXECUTIVE SECURITY PLAN


                              W I T N E S S E T H:


         WHEREAS, the Company adopted and established, effective December 1, 1984, the "Tesoro Petroleum Corporation Amended Executive Security Plan," hereinafter the "Plan," for the benefit of its eligible employees; and

         WHEREAS, the Plan provides that it may be amended at any time by the Board of Directors of the Company; and

         WHEREAS, the Board of Directors of the Company has adopted on December 8, 1994, certain resolutions directing that such Plan be amended;

         NOW, THEREFORE, the Plan is hereby amended in accordance with such resolutions as set forth below, effective as of the dates specified below, as follows:

         Effective December 8, 1994, Appendix A to the Plan is hereby amended by adding the following:

                           BOARD OF DIRECTORS MEETING
                                December 8, 1994

         RESOLVED, that the definition of "Basic Compensation" under
                   Section 1.2 of the Amended Executive Security Plan ("Amended Plan") and the definition of "Compensation" under Section
                   2.09 of the Funded Executive Security Plan ("Funded Plan") shall include performance bonuses and incentive compensation paid after December 1, 1993, in the form of stock awards of the Company's Common Stock valued based on the closing price of the Company's Common Stock on the New
                   York Stock   Exchange Composite Tape on the date of grant;
                   and

         FURTHER RESOLVED, that in accordance with Section 6.7 of the Company's
                   Amended Plan the foregoing resolution shall be added to Appendix A to the Amended Plan and in accordance with
                   Section 10.10 of the Company's Funded Plan the foregoing resolution shall be added to Appendix B to the Funded Plan; and





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         FURTHER RESOLVED, that the President or any Vice President of the
                   Company is hereby authorized to take all such actions as may be necessary or appropriate to effectuate the foregoing resolution.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Tesoro Petroleum Corporation, as directed by the Board of Directors, has caused its corporate seal to be affixed hereto and these presents to be fully executed in its name and behalf by its proper officers thereunto authorized this 9th day of December 1994.

ATTEST:                                      TESORO PETROLEUM CORPORATION



/s/ JAMES C. REED, JR.                       By: /s/ WILLIAM T. VAN KLEEF
- ----------------------------------------     ----------------------------------
James C. Reed, Jr.                           William T. Van Kleef
Senior Vice President, General Counsel       Vice President, Treasurer
and Secretary





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                              EIGHTH AMENDMENT TO
                          TESORO PETROLEUM CORPORATION
                         FUNDED EXECUTIVE SECURITY PLAN


                             W I T N E S S E T H :


         WHEREAS, the Company adopted and established, effective December 1, 1984, the "Tesoro Petroleum Corporation Funded Executive Security Plan," hereinafter called the "Plan," for the benefit of its eligible employees; and

         WHEREAS, the Plan provides that it may be amended at any time by the Board of Directors of the Company; and

         WHEREAS, the Board of Directors of the Company has adopted, on December 8, 1994, certain resolutions directing that such Plan be amended;

         NOW, THEREFORE, the Plan is hereby amended in accordance with such resolutions as set forth below, effective as of the date specified below, as follows:

         Effective December 8, 1994, Appendix B to the Plan is hereby amended by adding the following:

                           BOARD OF DIRECTORS MEETING
                                December 8, 1994

         RESOLVED, that the definition of "Basic Compensation" under
                   Section 1.2 of the Amended Executive Security Plan ("Amended Plan") and the definition of "Compensation" under Section
                   2.09 of the Funded Executive Security Plan ("Funded Plan") shall include performance bonuses and incentive compensation paid after December 1, 1993, in the form of stock awards of the Company's Common Stock valued based on the closing price of the Company's Common Stock on the New York Stock Exchange Composite Tape on the date of grant; and

         FURTHER RESOLVED, that in accordance with Section 6.7 of the Company's Amended Plan the foregoing resolution shall be added to Appendix A to the Amended Plan and in accordance with Section 10.10 of the Company's Funded



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                   Plan the foregoing resolution shall be added to Appendix B to the Funded Plan; and

         FURTHER RESOLVED, that the President or any Vice President of the Company is hereby authorized to take all such actions as may be necessary or appropriate to effectuate the foregoing resolution.

         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing, Tesoro Petroleum Corporation, as directed by the Board of Directors, has caused its corporate seal to be affixed hereto and these presents to be fully executed in its name and behalf by its proper officers thereunto authorized this 9th day of December 1994.

ATTEST:                                      TESORO PETROLEUM CORPORATION



/s/ JAMES C. REED, JR.                       By: /s/ WILLIAM T. VAN KLEEF
- ---------------------------------------      ---------------------------------
James C. Reed, Jr.                           William T. Van Kleef
Senior Vice President, General Counsel       Vice President, Treasurer
and Secretary





[seal]







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